UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 16, 2009

Severn Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	0-49731	52-1726127
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

200 Westgate Circle, Suite 200, Annapolis, Maryland	21401
(Address of principal executive offices)	(Zip Code)

410-260-2000
(Registrant’s telephone number, including area code)

[Missing Graphic Reference]
(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
      (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
     (17 CFR 240.13e-4(c))

ITEM 5.02.   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY
          ARRANGEMENTS OF CERTAIN OFFICERS.

(b)           Philip V. Jones, Jr. was appointed as Executive Vice President and Chief Operating Officer of Severn Savings Bank, FSB, effective immediately.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

99.1 Press Release of Severn Bancorp, Inc., dated July 16, 2009 announcing appointment of Philip V. Jones, Jr. as Executive Vice President and Chief Operating Officer.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Severn Bancorp, Inc.

Dated: July 16, 2009	By: ___/s/ Alan J. Hyatt___________
Alan J. Hyatt, President